TD WATERHOUSE PLUS FUNDS, INC.

Money Market Plus Portfolio

Supplement dated June 2, 2005
to the Prospectus dated December 29, 2004

The following information updates the information under the section entitled “Portfolio Management – Investment Manager” in the Prospectus.

As set forth in the Prospectus, TD Waterhouse Asset Management, Inc. currently serves as the investment manager for the Portfolio.

Effective May 31, 2005, following a corporate restructuring within The Toronto Dominion Bank (“TD Bank”), the investment manager’s name will become TD Asset Management USA Inc.  The investment manager will remain a wholly-owned subsidiary of TD Bank.

The investment manager will continue to carry on all of the same services to the Portfolio, through all of the same facilities and personnel, as it currently provides, under its new name.  The address of, and other information about, the investment manager remain as set forth in the Prospectus.

Shareholders should retain this Supplement for future reference.

BISYS Fund Services

June 2, 2005

VIA EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549-1004

Re:	TD Waterhouse Plus Funds, Inc.
Registration File Nos. 333-14527 and 811-07871

Dear Sir or Madam:

                     Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, submitted electronically for filing herewith via EDGAR, is a prospectus supplement dated June 2, 2005 to the Prospectus of TD Waterhouse Plus Funds, Inc.

                    The Prospectus is being supplemented in order to update certain information about the investment manager of the Funds. Please direct any questions related to this filing to my attention at (212) 907-6041.

Very truly yours,

/s/ Marc A. Schuman

Marc A. Schuman

cc:	B. Leibert, Esq.
M. Neale, Esq.
M. Teichner